Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events

21. Subsequent Events

On March 31, 2026, the Company’s Board of Directors approved a special cash dividend of US$0.006 per ordinary share, or US$1.20 per ADS, to holders of ordinary shares and ADSs of record as of the close of business on April 22, 2026. The aggregate amount of the special cash dividend will amount to approximately US$5.0 million, with payment expected to be made on or around May 12, 2026, for holders of ordinary shares and holders of ADSs.